DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Notes)	12 Months Ended
Feb. 02, 2018
Accounting Policies [Abstract]
DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business — The Company is a strategically aligned family of businesses that offers a broad range of technology solutions, including desktops, notebooks, servers and networking products, storage products, cloud solutions products, services, software, and third-party software and peripherals.

Fiscal Year — The Company's fiscal year is the 52- or 53-week period ending on the Friday nearest January 31. The fiscal year ended February 2, 2018 ("Fiscal 2018") was a 52-week period. The fiscal year ended February 3, 2017 ("Fiscal 2017") was a 53-week period.

Principles of Consolidation — These consolidated financial statements include the accounts of Dell Technologies and its wholly-owned subsidiaries, as well as the accounts of SecureWorks Corp. (“SecureWorks"), VMware, Inc., and Pivotal Software, Inc. ("Pivotal"), companies which are majority-owned by Dell Technologies. All intercompany transactions have been eliminated.

On April 27, 2016, SecureWorks completed a registered underwritten initial public offering of its Class A common stock. As of February 2, 2018, Dell Technologies held approximately 87.1% of the outstanding equity interest in SecureWorks. As Dell Technologies is the controlling stockholder of SecureWorks, SecureWorks' financial results have been consolidated with those of Dell Technologies. The portion of the results of operations of SecureWorks allocable to its other owners is shown as net income (loss) attributable to the non-controlling interests in the Consolidated Statements of Income (Loss), as an adjustment to net income (loss) attributable to Dell Technologies stockholders. Additionally, the cumulative portion of the results of operations of SecureWorks allocable to those other owners, along with the interest in the net assets of SecureWorks attributable to those other owners, is shown as a component of non-controlling interests in the Consolidated Statements of Financial Position as of February 2, 2018.

As of February 2, 2018, Dell Technologies held approximately 81.9% of the outstanding equity interest in VMware, Inc. VMware, Inc.'s financial results have been consolidated with those of Dell Technologies since September 7, 2016, at which time Dell Technologies became VMware, Inc.'s controlling stockholder. The portion of the results of operations of VMware, Inc. allocable to its other owners is shown as net income (loss) attributable to the non-controlling interests in the Consolidated Statements of Income (Loss) as an adjustment to net income (loss) attributable to Dell Technologies stockholders. Additionally, the cumulative portion of the results of operations of VMware, Inc. allocable to those other owners, along with the interest in the net assets of VMware, Inc. attributable to those other owners, is shown as a component of non-controlling interests in the Consolidated Statements of Financial Position as of February 2, 2018.

As of February 2, 2018, Dell Technologies held approximately 77.1% of the outstanding equity interest in Pivotal. Pivotal's financial results have been consolidated with those of Dell Technologies since September 7, 2016, at which time Dell Technologies became Pivotal's controlling stockholder. A portion of the non-controlling interest in Pivotal is held by third parties in the form of preferred equity instruments. Accordingly, there is no net income attributable to this portion of non-controlling interest in the Consolidated Statements of Income (Loss). The other portion of the non-controlling interest in Pivotal is held by third parties in the form of common stock. As such, there is net income (loss) attributable to this portion of non-controlling interest in the Consolidated Statements of Income (Loss) as an adjustment to net income (loss) attributable to Dell Technologies stockholders. Additionally, the interest in the net assets of Pivotal attributable to those other owners is shown as a component of non-controlling interests in the Consolidated Statements of Financial Position as of February 2, 2018.

Use of Estimates — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and the accompanying Notes. Actual results could differ materially from those estimates.

Cash and Cash Equivalents — All highly liquid investments, including credit card receivables due from banks, with original maturities of 90 days or less at date of purchase, are reported at fair value and are considered to be cash equivalents. All other investments not considered to be cash equivalents are separately categorized as investments.

Investments — All debt security investments with effective maturities in excess of one year and substantially all equity and other securities are recorded as long-term investments in the Consolidated Statements of Financial Position. In comparison, debt security instruments with an effective maturity of one year or less are classified as short-term investments in the Consolidated Statements of Financial Position.
Unrealized gain and loss positions on investments classified as available-for-sale are included within accumulated other comprehensive income (loss), net of any related tax effect. Realized gains and losses and other-than-temporary impairments are reclassified from accumulated other comprehensive income (loss) to interest and other, net. Investments accounted for under the cost method are recorded at cost initially, which approximates fair value. Subsequently, if there is an indicator of impairment, the impairment is recognized in interest and other, net in the Consolidated Statements of Income (Loss).

Allowance for Doubtful Accounts — The Company recognizes an allowance for losses on accounts receivable in an amount equal to the estimated probable losses, net of recoveries. The allowance is based on an analysis of current receivables aging and expected future write-offs, as well as an assessment of specific identifiable customer accounts considered at risk or uncollectible. The expense associated with the allowance for doubtful accounts is recognized in selling, general, and administrative expenses.

Financing Receivables — Financing receivables are presented net of allowance for losses and consist of customer receivables and residual interest. Customer receivables include revolving loans and fixed-term leases and loans resulting primarily from the sale of the Company's products and services. The Company has two portfolios: (1) fixed-term leases and loans and (2) revolving loans, and assesses risk at the portfolio level to determine the appropriate allowance levels. The portfolio segments are further segregated into classes based on products, customer type, and credit risk evaluation: (1) Revolving - Dell Preferred Account ("DPA"); (2) Revolving - Dell Business Credit ("DBC"); and (3) Fixed-term - Consumer and Commercial. Fixed-term leases and loans are offered to qualified small and medium-sized businesses, large commercial accounts, governmental organizations, and educational entities. Additionally, fixed-term loans are also offered to certain individual consumer customers. Revolving loans are offered under private label credit financing programs. The DPA revolving loan programs are offered to individual consumers and the DBC revolving loan programs are offered to small and medium-sized business customers.

The Company retains a residual interest in equipment leased under its fixed-term lease programs. The amount of the residual interest is established at the inception of the lease based upon estimates of the value of the equipment at the end of the lease term using historical studies, industry data, and future value-at-risk demand valuation methods. On a quarterly basis, the Company assesses the carrying amount of its recorded residual values for impairment. Anticipated declines in specific future residual values that are considered to be other-than-temporary are recorded currently in earnings.

Allowance for Financing Receivable Losses — The Company recognizes an allowance for losses on financing receivables in an amount equal to the probable losses net of recoveries. The allowance for losses is generally determined at the aggregate portfolio level based on a variety of factors, including historical and anticipated experience, past due receivables, receivable type, and customer risk profile. Customer account principal and interest are charged to the allowance for losses when an account is deemed to be uncollectible or generally when the account is 180 days delinquent. While the Company does not generally place financing receivables on non-accrual status during the delinquency period, accrued interest is included in the allowance for loss calculation and, therefore, the Company is adequately reserved in the event of charge off. Recoveries on receivables previously charged off as uncollectible are recorded to the allowance for financing receivables losses. The expense associated with the allowance for financing receivables losses is recognized as cost of net revenue. Both fixed and revolving receivable loss rates are affected by macroeconomic conditions, including the level of gross domestic product ("GDP") growth, unemployment rates, the level of commercial capital equipment investment, and the credit quality of the borrower.

Asset Securitization — The Company transfers certain U.S. and European customer financing receivables to Special Purpose Entities ("SPEs") that meet the definition of a Variable Interest Entity ("VIE") and are consolidated into the Consolidated Financial Statements. These SPEs are bankruptcy-remote legal entities with separate assets and liabilities. The purpose of the SPEs is to facilitate the funding of customer receivables in the capital markets. These SPEs have entered into financing arrangements with multi-seller conduits that, in turn, issue asset-backed debt securities in the capital markets. The asset securitizations in the SPEs are accounted for as secured borrowings. See Note 7 of the Notes to the Consolidated Financial Statements for additional information on the impact of the consolidation.

Inventories — Inventories are stated at the lower of cost or market with cost being determined on a first-in, first-out basis. Adjustments to reduce the cost of inventory to its net realizable value are made, if required, for estimated excess, obsolescence, or impaired balances.

Property, Plant, and Equipment — Property, plant, and equipment are carried at depreciated cost. Depreciation is determined using the straight-line method over the shorter of the estimated economic lives of the assets or the lease term. The estimated useful lives of the Company's property, plant, and equipment are generally as follows:

Estimated Useful Life
Computer equipment	3-5 years
Buildings	10-30 years or term of underlying land lease
Leasehold improvements	Shorter of 5-20 years or lease term
Machinery and equipment	3-5 years

Gains or losses related to retirements or dispositions of fixed assets are recognized in the period during which the retirement or disposition occurs.

Capitalized Software Development Costs — In accordance with the applicable accounting standards, software development costs related to the development of new product offerings are capitalized subsequent to the establishment of technological feasibility, which is demonstrated by the completion of a detailed program design or working model, if no program design is completed. The Company amortizes capitalized costs straight line over the estimated useful lives of the products, which is generally two years.

As of February 2, 2018, capitalized software development costs were $489 million and are included in other non-current assets, net in the accompanying Consolidated Statements of Financial Position. Amortization expense for the period ended February 2, 2018 was $82 million. Amortization expense for the period from September 7, 2016 through February 3, 2017 was immaterial.
Prior to the EMC merger transaction, there were no significant capitalized software development costs specific to the legacy businesses of Dell Technologies due to the timing in the research and development process of establishing technological feasibility.

The Company capitalizes certain internal and external costs to acquire or create internal use software which are incurred subsequent to the completion of the preliminary project stage. Development costs are amortized straight line over the shorter of the expected useful life of the software or five years. Costs associated with maintenance and minor enhancements to the features and functionality of the Company's website are expensed as incurred.

Impairment of Long-Lived Assets — The Company reviews long-lived assets for impairment when events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flows expected from the use and eventual disposition of the asset. If the carrying amount of the asset is determined not to be recoverable, a write-down to fair value is recorded. Fair values are determined based on quoted market values, discounted cash flows, or external appraisals, as applicable. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Business Combinations — The Company accounts for business combinations, including the EMC merger transaction and the going-private transaction described in Note 1 of the Notes to the Consolidated Financial Statements. See Note 3 of the Notes to the Consolidated Financial Statements for more information on the EMC merger transaction. Accordingly, the assets and liabilities of the acquired business are recorded at their fair values at the date of acquisition. The excess of the purchase price over the fair value of the tangible and intangible assets acquired and the liabilities assumed is recorded as goodwill. During the measurement period, if new information is obtained about facts and circumstances that existed as of the acquisition date, cumulative changes in the estimated fair values of the net assets recorded may change the amount of the purchase price allocable to goodwill. During the measurement period, which expires one year from the acquisition date, changes to any purchase price allocations that are material to the Company's consolidated financial results will be adjusted in the reporting period in which the adjustment amount is determined.

In-process research and development costs are recorded at fair value as an indefinite-lived intangible asset and assessed for impairment thereafter until completion, at which point the asset is amortized over its expected useful life. All acquisition costs are expensed as incurred, and the results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

Intangible Assets Including Goodwill — Identifiable intangible assets with finite lives are amortized over their estimated useful lives. Intangible assets are reviewed for impairment when events and circumstances indicate the asset may be impaired. Goodwill and indefinite-lived intangible assets are tested for impairment annually during the third fiscal quarter and whenever events or circumstances indicate that an impairment may have occurred.

Foreign Currency Translation — The majority of the Company's international sales are made by international subsidiaries, most of which have the U.S. dollar as their functional currency. The Company's subsidiaries that do not have the U.S. dollar as their functional currency translate assets and liabilities at current rates of exchange in effect at the balance sheet date. Revenue and expenses from these international subsidiaries are translated using the monthly average exchange rates in effect for the period in which the transactions occur. Foreign currency translation adjustments are included as a component of accumulated other comprehensive income (loss) ("OCI") in stockholders' equity.

Local currency transactions of international subsidiaries that have the U.S. dollar as the functional currency are remeasured into U.S. dollars using the current rates of exchange for monetary assets and liabilities and historical rates of exchange for non-monetary assets and liabilities. Gains and losses from remeasurement of monetary assets and liabilities are included in interest and other, net.

Hedging Instruments — The Company uses derivative financial instruments, primarily forwards, options, and swaps, to hedge certain foreign currency and interest rate exposures. The relationships between hedging instruments and hedged items, as well as the risk management objectives and strategies for undertaking hedge transactions, are formally documented. The Company does not use derivatives for speculative purposes.

All derivative instruments are recognized as either assets or liabilities in the Consolidated Statements of Financial Position and are measured at fair value. Hedge accounting is applied based upon the criteria established by accounting guidance for derivative instruments and hedging activities. Derivatives are assessed for hedge effectiveness both at the onset of the hedge and at regular intervals throughout the life of the derivative. Any hedge ineffectiveness is recognized currently in earnings as a component of interest and other, net. For derivatives that are not designated as hedges or do not qualify for hedge accounting treatment, the Company recognizes the change in the instrument's fair value currently in earnings as a component of interest and other, net. The Company's hedge portfolio includes non-designated derivatives and derivatives designated as cash flow hedges.

For derivative instruments that are designated as cash flow hedges, hedge ineffectiveness is measured by comparing the cumulative change in the fair value of the hedge contract with the cumulative change in the fair value of the hedged item, both of which are based on forward rates. The Company records the effective portion of the gain or loss on the derivative instrument in accumulated other comprehensive income (loss), as a separate component of stockholders' equity, and reclassifies the gain or loss into earnings in the period during which the hedged transaction is recognized in earnings.

Cash flows from derivative instruments are presented in the same category on the Consolidated Statements of Cash Flows as the cash flows from the underlying hedged items. See Note 9 of the Notes to the Consolidated Financial Statements for a description of the Company's derivative financial instrument activities.

Revenue Recognition — The Company enters into a variety of agreements to provide a wide portfolio of products and services offerings to its customers. These agreements have varying requirements depending on the goods and services being sold, the rights and obligations conveyed, and the legal jurisdiction of the arrangement.

Revenue is recognized either over time or at a point in time, depending on when the underlying goods or services are transferred to the customer, in an amount that reflects the consideration to which the Company expects to be entitled in exchange for delivering those goods or services. The following five steps are applied to recognize revenue:

(1)
Identify the contract with a customer. The term “contract” refers to the enforceable rights and obligations provided in an agreement between the Company and one or more other parties in exchange for payment. The Company evaluates facts and circumstances regarding sales transactions in order to identify contracts with its customers. An agreement must meet all of the following criteria to qualify as a contract eligible for revenue recognition under the model: (i) the contract must be approved by all parties; (ii) each party's rights regarding the goods and services to be transferred to the customer can be identified; (iii) the payment terms for the good and services can be identified; (iv) the customer has the ability and intent to pay and it is probable that the Company will collect substantially all of the consideration to which it will be entitled; and (v) the contract must have commercial substance. Judgment is used in determining the customer's ability and intent to pay, which is based upon various factors including the customer's historical payment experience or customer credit and financial information.

(2)
Identify the performance obligations in the contract.  Distinct promises within a contract are referred to as "performance obligations" and are accounted for as separate units of account. The Company assesses whether each promised good or service is distinct for the purpose of identifying the performance obligations in the contract. This assessment involves subjective determinations and requires management to make judgments about the individual promised goods or services and whether such goods or services are separable from the other aspects of the contractual relationship. Promised goods and services are considered distinct provided that: (i) the customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer (that is, the good or service is capable of being distinct); and (ii) the Company's promise to transfer the good or service to the customer is separately identifiable from other promises in the contract (that is, the promise to transfer the good or service is distinct within the context of the contract). The Company's performance obligations consist of a variety of products and services offerings which include: hardware, such as servers, storage, networking, personal computers, workstations, and peripherals; third-party software; proprietary software licenses; support and deployment services, which include hardware support that extends beyond the Company's standard warranties, software maintenance, and installation; professional services; training; software as a service ("SaaS"); and infrastructure as a service ("IaaS").

(3)
Determine the transaction price.  Transaction price reflects the amount of consideration to which the Company expects to be entitled in exchange for transferring goods or services to the customer. If the consideration promised in a contract includes a variable amount, the Company estimates the amount to which it expects to be entitled using either the expected value or most likely amount method. The Company’s contracts may include terms that could cause variability in the transaction price, including, for example, rebates, sales returns, and volume discounts. In determining the transaction price, any variable consideration would be considered, to the extent applicable, if it is probable that a significant future reversal of cumulative revenue under the contract will not occur when the uncertainty associated with the variable consideration is resolved.

(4)
Allocate the transaction price to performance obligations in the contract. Many of the Company’s contracts include promises to transfer multiple products and services to a customer, and the transaction price must be allocated to each performance obligation in an amount that depicts the consideration to which the Company expects to be entitled in exchange for transferring the promised goods or services. For these contracts with multiple performance obligations, the transaction price is allocated in proportion to the standalone selling price ("SSP") of each performance obligation. If the contract contains a single performance obligation, the entire transaction price is allocated to that performance obligation.

The best evidence of SSP is the observable price of a good or service when the Company sells that good or service separately in similar circumstances to similar customers. If a directly observable price is available, it must be utilized for the SSP. If a directly observable price is not available, the SSP must be estimated. The Company estimates SSP by considering multiple factors including, but not limited to, pricing practices, internal costs, and profit objectives as well as overall market conditions which include geographic or regional specific factors, competitive positioning, and competitor actions. SSP can include fixed and variable components. Variable components are estimated based on the most likely outcome or expected value of the variable components.

(5)
Recognize revenue when (or as) the performance obligation is satisfied. Revenue is recognized when obligations under the terms of the contract with our customer are satisfied. Revenue is recognized either over time or at a point in time, depending on when the underlying products or services are transferred to the customer. Revenue is recorded at a point in time for products upon transfer of control. Revenue is recognized over time for support and deployment services, professional services, training, SaaS, and IaaS.

The Company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrently with specific revenue-producing transactions.

The Company has elected the following practical expedients with the adoption of the new revenue standard:

•	The Company does not account for significant financing components if the period between revenue recognition and when the customer pays for the product or service will be one year or less.

•	The Company recognizes revenue equal to the amount it has a right to invoice when the amount corresponds directly with the value to the customer of the Company's performance to date.

•	The Company does not account for shipping and handling activities as a separate performance obligation, but rather as an activity performed to transfer the promised good.

The following summarizes the nature of revenue recognized and the manner in which the Company accounts for sales transactions.

Products

Product revenue consists of hardware and software license sales that are delivered, sold as a subscription or sold on a consumption basis. Hardware includes notebooks and desktop PCs, servers, storage hardware, and other hardware-related devices. Software license sales include non-essential, stand-alone software applications. Software applications provide customers with resource management, backup and archiving, information security, information management and intelligence, data analytics, and server virtualization capabilities.

Revenue from the sale of hardware products is recognized when control has transferred to the customer, which typically occurs when the hardware has been shipped to the customer, risk of loss has transferred to the customer, the Company has a present right to payment, and customer acceptance has been satisfied. Customer acceptance is satisfied if acceptance is obtained from the customer, if all acceptance provisions lapse, or if the Company has evidence that all acceptance provisions will be, or have been, satisfied. Revenue from software license sales is generally recognized when control has transferred to the customer, which is typically upon shipment, electronic delivery, or when the software is available for download by the customer. For certain arrangements, including software subscriptions and certain software license agreements which provide customers control to certain product performance obligations over time, revenue is recognized based on usage or ratably over the term of the arrangement based on the pattern of delivery of the product to the customer.

Invoices for products are generally issued as control transfers, which is typically upon shipment or electronic delivery. There was no significant revenue in any period presented related to performance obligations satisfied or partially satisfied in prior periods.

Services

Services revenue consists of revenue from sales of support services, including hardware support that extends beyond the Company's standard warranties, software maintenance, and installation; professional services; training; SaaS; and IaaS. Revenue associated with undelivered performance obligations is deferred and recorded as control is transferred to the customer over time. Revenue from fixed-price support or maintenance contracts sold for both hardware and software is recognized on a straight-line basis over the period of performance because the Company is required to provide services at any given time. Other services revenue is recognized when the Company performs the services and the customers receive and consume the benefits.

Invoices for services may be issued at the start of a service term, which is typically the case for support and deployment services, or as services are rendered, which is typically the case for professional services, training, SaaS, and IaaS.

Other

Revenue from leasing arrangements is not subject to the revenue standard for contracts with customers, and remains separately accounted for under existing lease accounting guidance. The Company records revenue from the sale of equipment under sales-type leases as product revenue in an amount equal to the present value of minimum lease payments at the inception of the lease. Sales-type leases also produce financing income, which is included in net products revenue in the Consolidated Statements of Income (Loss) and is recognized at consistent rates of return over the lease term. The Company also offers qualified customers fixed-term loans and revolving credit lines for the purchase of products and services offered by the Company. Financing income attributable to these loans is recognized in product revenue on an accrual basis.

Disaggregation of Revenue — The Company's revenue is presented on a disaggregated basis on the Consolidated Statements of Income (Loss) and in Note 22 of the Notes to the Consolidated Financial Statements based on an evaluation of disclosures outside of the financial statements, information regularly reviewed by the chief operating decision maker for evaluating the financial performance of operating segments, and other information that is used to evaluate the Company's financial performance or make resource allocations. This information includes revenue from product and services, revenue from reportable segments, and revenue by major product categories within the segments.

Contract Assets — Contract assets are rights to consideration in exchange for goods or services that the Company has transferred to a customer when such a right is conditional on something other than the passage of time. Such amounts have been insignificant through the date of this report.

Contract Liabilities — Contract liabilities primarily consist of deferred revenue. Deferred revenue is recorded when the Company has a right to invoice or payments have been received for undelivered products or services, or in situations where revenue recognition criteria have not been met. Deferred revenue also represents amounts received in advance for extended warranty services and software maintenance. Revenue is recognized on these items when the revenue recognition criteria are met, generally resulting in ratable recognition over the contract term. The Company also has deferred revenue related to undelivered hardware and professional services, consisting of installations and consulting engagements, which are recognized as the Company's performance obligations under the contract are completed. See "Deferred Revenue" below for additional information about deferred revenue.

Costs to Obtain a Contract — The incremental direct costs of obtaining a contract primarily consist of sales commissions and employer taxes related to commission payments. The Company has elected, as a practical expedient, to expense as incurred costs to obtain a contract equal to or less than one year in duration. For contracts greater than one year in duration, the associated costs to obtain a contract are deferred and amortized over the period of contract performance or a longer period, generally the estimated life of the customer relationship, if renewals are expected and the renewal commission is not commensurate with the initial commission. Deferred costs to obtain a contract are typically amortized over a period of three to seven years, depending on the contract term and expectation of the period of benefit for the costs, which may exceed the contract term. Amortization expense is recognized on a straight-line basis and included in selling, general, and administrative expenses in the Consolidated Statements of Income (Loss). The Company periodically reviews these deferred costs to determine whether events or changes in circumstances have occurred that could impact the carrying value or period of benefit of the deferred sales commissions. There were no material impairment losses for deferred sales commissions during the fiscal years ended February 2, 2018 and February 3, 2017.

Deferred costs to obtain a contract as of February 2, 2018 and February 3, 2017 were $834 million and $358 million, respectively. Deferred costs to obtain a contract are classified as current assets and other non-current assets on the Consolidated Statements of Financial Position, based on when the expense is expected to be recognized. Amortization of costs to obtain a contract during the fiscal years ended February 2, 2018 and February 3, 2017 was $292 million and $96 million, respectively.

Deferred Revenue — Deferred revenue is recorded when the Company has a right to invoice or payments have been received for undelivered products or services in contracts where transfer of control has not occurred. Deferred revenue represents amounts received in advance for support and deployment services, software maintenance, professional services, training, and SaaS. Revenue is recognized on these items when the revenue recognition criteria are met, generally resulting in ratable recognition over the contract term. The Company also has deferred revenue related to undelivered hardware and professional services, consisting of installations and consulting engagements, which are recognized as the Company's performance obligations under the contract are completed.

Changes in the Company's deferred revenue are presented in the following table for the period indicated:

Fiscal Year Ended
February 2, 2018
(in millions)
Deferred revenue:
Deferred revenue at beginning of period	$17,815
Revenue deferrals for new contracts and changes in estimates for pre-existing contracts (a)	21,116
Revenue recognized	(18,115)
Deferred revenue at end of period	$20,816
Short-term deferred revenue	$11,606
Long-term deferred revenue	$9,210
__________________

(a)	Includes the impact of foreign currency exchange rate fluctuations.

Remaining Performance Obligations — Remaining performance obligations represent the aggregate amount of the transaction price in contracts allocated to performance obligations not delivered, or partially undelivered, as of the end of the reporting period. Remaining performance obligations include deferred revenue plus unbilled amounts not yet recorded in deferred revenue. The aggregate amount of transaction price allocated to remaining performance obligations does not include amounts owed under cancelable contracts where there is no substantive termination penalty.

The Company applied the practical expedient to exclude the value of remaining performance obligations for contracts for which revenue is recognized at the amount to which the Company has the right to invoice for services performed. The Company also applied the practical expedient to not disclose the amount of transaction price allocated to remaining performance obligations for the periods prior to adoption of the new revenue standard.

Remaining performance obligation estimates are subject to change and are affected by several factors, including terminations, changes in the scope of contracts, periodic revalidation, adjustments for revenue that has not materialized, and adjustments for currency.

Standard Warranty Liabilities — The Company records warranty liabilities for estimated costs of fulfilling its obligations under standard limited hardware and software warranties at the time of sale. The liability for standard warranties is included in accrued and other current and other non-current liabilities in the Consolidated Statements of Financial Position. The specific warranty terms and conditions vary depending upon the product sold and the country in which the Company does business, but generally includes technical support, parts, and labor over a period ranging from one to three years. Factors that affect the Company's warranty liability include the number of installed units currently under warranty, historical and anticipated rates of warranty claims on those units, and cost per claim to satisfy the Company's warranty obligation. The anticipated rate of warranty claims is the primary factor impacting the estimated warranty obligation. The other factors are less significant due to the fact that the average remaining aggregate warranty period of the covered installed base is approximately 19 months, repair parts are generally already in stock or available at pre-determined prices, and labor rates are generally arranged at pre-established amounts with service providers. Warranty claims are relatively predictable based on historical experience of failure rates. If actual results differ from the estimates, the Company revises its estimated warranty liability. Each quarter, the Company reevaluates its estimates to assess the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

Vendor Rebates and Settlements — The Company may receive consideration from vendors in the normal course of business. Certain of these funds are rebates of purchase price paid and others are related to reimbursement of costs incurred by the Company to sell the vendor's products. The Company recognizes a reduction of cost of goods sold if the funds are determined to be a reduction of the price of the vendor's products. If the consideration is a reimbursement of costs incurred by the Company to sell or develop the vendor's products, then the consideration is classified as a reduction of that cost, most often operating expenses, in the Consolidated Statements of Income (Loss). In order to be recognized as a reduction of operating expenses, the reimbursement must be for a specific, incremental, and identifiable cost incurred by the Company in selling the vendor's products or services.

In addition, the Company may settle commercial disputes with vendors from time to time. Claims for loss recoveries are recognized when a loss event has occurred, recovery is considered probable, the agreement is finalized, and collectibility is assured. Amounts received by the Company from vendors for loss recoveries are generally recorded as a reduction of cost of goods sold.

Loss Contingencies — The Company is subject to the possibility of various losses arising in the ordinary course of business. The Company considers the likelihood of loss or impairment of an asset or the incurrence of a liability, as well as the Company's ability to reasonably estimate the amount of loss, in determining loss contingencies. An estimated loss contingency is accrued when it is probable that an asset has been impaired or a liability has been incurred and the amount of loss can be reasonably estimated. The Company regularly evaluates current information available to determine whether such accruals should be adjusted and whether new accruals are required.

Shipping Costs — The Company's shipping and handling costs are included in cost of net revenue in the Consolidated Statements of Income (Loss).

Selling, General, and Administrative — Selling expenses include items such as sales salaries and commissions, marketing and advertising costs, and contractor services. Advertising costs are expensed as incurred in selling, general, and administrative expenses in the Consolidated Statements of Income (Loss). For the fiscal years ended February 2, 2018 and February 3, 2017, advertising expenses were $1,045 million and $772 million, respectively. General and administrative expenses include items for the Company's administrative functions, such as finance, legal, human resources, and information technology support. These functions include costs for items such as salaries, maintenance and supplies, insurance, depreciation expense, and allowance for doubtful accounts.

Research and Development — Research and development ("R&D") costs are expensed as incurred. R&D costs include salaries and benefits and other personnel-related costs associated with product development. Also included in R&D expenses are infrastructure costs, which consist of equipment and material costs, facilities-related costs, depreciation expense, and intangible asset amortization.

Income Taxes — Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company calculates a provision for income taxes using the asset and liability method, under which deferred tax assets and liabilities are recognized by identifying the temporary differences arising from the different treatment of items for tax and accounting purposes. The Company provides valuation allowances for deferred tax assets, where appropriate. In assessing the need for a valuation allowance, the Company considers all available evidence for each jurisdiction, including past operating results, estimates of future taxable income, and the feasibility of ongoing tax planning strategies. In the event the Company determines that all or part of the net deferred tax assets are not realizable in the future, the Company will make an adjustment to the valuation allowance that would be charged to earnings in the period in which such determination is made.

The accounting guidance for uncertainties in income tax prescribes a comprehensive model for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The Company recognizes a tax benefit from an uncertain tax position in the financial statements only when it is more likely than not that the position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits and a consideration of the relevant taxing authority's administrative practices and precedents.

The Global Intangible Low-Taxed Income ("GILTI") provisions of the Tax Cuts and Reform Act signed into law on December 22, 2017 require the Company to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary's tangible assets. The Company has not yet elected an accounting policy related to how it will account for GILTI and therefore has not provided any deferred tax impacts of GILTI in its Consolidated Financial Statements for the fiscal year ended February 2, 2018.

Stock-Based Compensation — The Company measures stock-based compensation expense for all share-based awards granted based on the estimated fair value of those awards at grant date. For service-based stock options, the Company typically estimates the fair value of these awards using the Black-Scholes valuation model and for performance-based stock options, the Company estimates the fair value of these awards using the Monte Carlo valuation model.

The compensation cost of service-based stock options, restricted stock, and restricted stock units is recognized net of any estimated forfeitures on a straight-line basis over the employee requisite service period.  Compensation cost for performance-based options, containing a market condition, is recognized on a graded accelerated basis net of estimated forfeitures over the requisite service period. Forfeiture rates are estimated at grant date based on historical experience and adjusted in subsequent periods for differences in actual forfeitures from those estimates.  See Note 19 of the Notes to the Consolidated Financial Statements for further discussion of stock-based compensation.

Recently Issued Accounting Pronouncements

Leases — In February 2016, the Financial Accounting Standards Board ("FASB") issued amended guidance on the accounting for leasing transactions. The primary objective of this update is to increase transparency and comparability among organizations by requiring lessees to recognize a lease liability for the obligation to make lease payments and a right-of-use asset for the right to use the underlying asset for the lease term. The guidance also makes some changes to lessor accounting and requires additional disclosures about all leasing arrangements.  Companies are required to use a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. The Company is currently evaluating the impact that the standard will have on the Consolidated Financial Statements. In the area of lessee accounting, the Company anticipates that the most significant change will be recognition of right of use assets and lease liabilities on the Consolidated Statements of Financial Position. In the area of lessor accounting, the Company anticipates that the most significant change will be an increase in originations of operating leases due to elimination of the third-party residual value guarantee insurance in the sales-type lease test. The Company will adopt this standard for the fiscal year beginning February 2, 2019.

Measurement of Credit Losses on Financial Instruments — In June 2016, the FASB issued amended guidance which replaces the current incurred loss impairment methodology for measurement of credit losses on financial instruments with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. Public entities must adopt the new guidance for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with early adoption permitted for fiscal periods beginning after December 15, 2018. The Company is currently evaluating the impact that the standard will have on the Consolidated Financial Statements.

Simplifying the Test for Goodwill Impairment — In January 2017, the FASB issued amended guidance to simplify the subsequent measurement of goodwill by removing Step 2 of the goodwill impairment test. Instead, under the amendments in the new guidance, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value. Public entities must adopt the new guidance in fiscal years beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating the impact of the new guidance but does not expect that the standard will have an impact on its Consolidated Financial Statements.

Income Statement - Reporting Comprehensive Income — In February 2018, the FASB issued guidance that will permit entities to reclassify to retained earnings tax effects stranded in accumulated other comprehensive income as a result of U.S. Tax Reform, discussed in Note 14 to the Notes to the Consolidated Financial Statements. The guidance gives entities the option to reclassify these amounts but requires new disclosures regardless of whether they elect to do so. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. Companies may apply the standard retrospectively or as a cumulative adjustment in the period of adoption. The Company does not expect the adoption of this standard to have a material impact that the standard will have on the Consolidated Financial Statements.

Recently Adopted Accounting Pronouncements

Improvements to Employee Share-Based Payment Accounting — In March 2016, the FASB issued amended guidance on the accounting for employee share-based payments, including the accounting for income taxes and forfeitures, classification of awards as either equity or liabilities, and classification of cash flows. The Company adopted this guidance at the beginning of Fiscal 2018. In accordance with the new guidance, excess tax benefits or deficiencies for stock-based compensation are now reflected as a component of the provision for income taxes on the Consolidated Statements of Income (Loss), whereas they were previously recorded as additional paid-in capital. The Company has elected to continue to estimate expected forfeitures. Additionally, the Company now presents excess tax benefits as an operating activity rather than a financing activity on the Consolidated Statements of Cash Flows, while the cash flows related to employee taxes paid for withheld shares are presented as a financing activity, with prior periods adjusted accordingly. The adoption of the amended guidance did not have a material impact on the Consolidated Financial Statements. The prospective impact of the new standard will depend on the Company's stock price at the vesting or exercise dates of the awards and the number of awards that vest or are exercised in each period, but the Company does not expect the impact to be material in future periods.

Intra-Entity Transfers of Assets Other Than Inventory — In October 2016, the FASB issued amended guidance on the accounting for income taxes. The new guidance requires companies to recognize the income tax effects of intra-entity asset transfers, other than transfers of inventory, when the transfer occurs instead of when the asset is sold to a third party. The new guidance should be applied on a modified-retrospective basis with the cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The Company early adopted this guidance at the beginning of Fiscal 2018.  At adoption, approximately $84 million was reclassified from other non-current liabilities to retained earnings, resulting in a net credit to retained earnings.

Recently Adopted Accounting Pronouncements Reflected in these Revised Consolidated Financial Statements

Revenue from Contracts with Customers — In May 2014, the FASB issued amended guidance on the recognition of revenue from contracts with customers. The objective of the new standard is to establish a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and will supersede substantially all of the existing revenue recognition guidance, including industry-specific guidance. The new standard requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Further, the new standard requires additional disclosures to help enable users of the financial statements to better understand the nature, amount, timing, risks, and judgments related to revenue recognition and related cash flows from contracts with customers. Concurrently, the FASB issued guidance on the accounting for costs to fulfill or obtain a customer contract. The Company adopted these standards during the three months ended May 4, 2018 using the full retrospective method, which requires the Company to recast each prior period presented consistent with the new guidance. The Company recorded a credit of approximately $1 billion to retained earnings as of January 29, 2016 to reflect the cumulative effect of the adoption. See tables provided below which present the impact of the new accounting standards to the Company's previously reported financial results.

Classification of Certain Cash Receipts and Cash Payments — In August 2016, the FASB issued amended guidance on the presentation and classification of eight specific cash flow issues with the objective of reducing existing diversity in practice. Companies should reflect any adjustments on a retrospective basis, if practicable; otherwise, adoption is required to be applied as of the earliest date practicable.  The Company adopted this standard during the three months ended May 4, 2018. Prior period amounts on the Consolidated Statements of Cash Flows have been recast to conform with current period presentation as shown in the reconciliation provided below.

Statement of Cash Flows, Restricted Cash — In November 2016, the FASB issued amended guidance requiring entities to include restricted cash and restricted cash equivalents in cash balances on the cash flow statement, and also to provide a supplemental reconciliation of cash, cash equivalents and restricted cash. The Company early adopted this standard during the three months ended May 4, 2018. See Note 23 of the Notes to the Consolidated Financial Statements for supplemental cash flow information. Prior period amounts on the Consolidated Statements of Cash Flows have been recast to conform with current period presentation as shown in the reconciliation provided below.

Accounting Pronouncements Adopted during the three months ended May 4, 2018

Recognition and Measurement of Financial Assets and Financial Liabilities — In January 2016, the FASB issued amended guidance that generally requires changes in the fair value of equity investments, other than those accounted for under the equity method, to be recognized through net income, rather than other comprehensive income. For equity investments without readily determinable fair values, the Company is no longer permitted to use the cost method of accounting. The Company has elected to apply the measurement alternative for those investments. Under the alternative, the Company measures investments without readily determinable fair values at cost, less impairment, adjusted by observable price changes on a prospective basis. The Company must make a separate election to use the alternative for each eligible investment, and is required to reassess at each reporting period whether an investment qualifies for the alternative. The Company adopted this standard during the three months ended May 4, 2018. Adoption of the standard was applied through a cumulative one-time adjustment to retained earnings, which was not material to the Consolidated Financial Statements.

Derivatives and Hedging — In August 2017, the FASB issued amended guidance that will make more financial and non-financial hedging strategies eligible for hedge accounting. The amended guidance changes how companies assess effectiveness, and also amends the presentation and disclosure requirements. The guidance is intended to simplify the application of hedge accounting and increase transparency as to the scope and results of hedging programs. Immediate early adoption is permitted in any interim or annual period. The Company elected to early adopt this standard during the three months ended May 4, 2018. The impact of the adoption of the standard was immaterial to the Consolidated Financial Statements.

Impacts to Previously Reported Periods

The following tables present the impact of the new accounting standards to the Company's previously reported financial results.

Selected Captions from the Consolidated Statement of Financial Position

	February 2, 2018			February 3, 2017
	As Reported	Revenue from Contracts with Customers	As Recast	As Reported	Revenue from Contracts with Customers	As Recast
	(in millions)
Assets
Accounts receivable, net	$11,177	$544	$11,721	$9,420	$469	$9,889
Other current assets	$5,054	$827	$5,881	$4,144	$663	$4,807
Other non-current assets	$1,862	$541	$2,403	$1,364	$334	$1,698
Liabilities and Stockholders' Equity
Accrued and other	$7,661	$365	$8,026	$7,119	$287	$7,406
Short-term deferred revenue	$12,024	$(418)	$11,606	$10,265	$(253)	$10,012
Long-term deferred revenue	$10,223	$(1,013)	$9,210	$8,431	$(628)	$7,803
Other non-current liabilities	$6,797	$480	$7,277	$9,339	$491	$9,830
Accumulated deficit	$(9,253)	$2,393	$(6,860)	$(5,609)	$1,514	$(4,095)
Non-controlling interests	$5,661	$105	$5,766	$5,766	$55	$5,821

The following is a summary of the impacts reflected in the table above:

Accounts receivable, net. The adoption of the new revenue standard resulted in increases to accounts receivable as of February 2, 2018 and February 3, 2017, net primarily due to the following two factors:

•
The return rights provision, which represents an estimate of expected customer returns, and which was previously presented as a reduction of accounts receivable, net, is now being presented outside of accounts receivable, net in two separate balance sheet line items. A liability is recorded in accrued and other for the estimated value of the sales amounts to be returned to the customer, and an asset is recorded in other current assets representing the recoverable cost of the inventory estimated to be returned.

•
The standard provides new guidance regarding transfer of control of goods to the customer. Under these new guidelines, the Company has determined that for certain hardware contracts in the United States, transfer of control and recognition of revenue can occur earlier. This resulted in an increase in accounts receivable, net and a decrease in the in-transit deferral recorded in other current assets.

Other assets. The adoption of the new revenue standard resulted in increases in other assets as of February 2, 2018 and February 3, 2017 due to capitalization of the costs to obtain a contract, as well as the accounts receivable, net of impacts discussed above.

Deferred revenue. The adoption of the new revenue standard resulted in decreases in deferred revenue as of February 2, 2018 and February 3, 2017 due to earlier recognition of revenue for software licenses, and less of the aggregate transaction price being allocated to extended warranty. Deferred revenue was also reduced by the impact of variable consideration, i.e., price concessions, rebates, and refunds. The reduction in deferred revenue was partially offset by an increase resulting from the change in presentation of deferred costs on third-party software offerings, which are reported in other assets, and are either sold on a standalone basis or as an attached component of the Company's hardware offering. The Company previously reported the associated deferred revenue net of these deferred costs in deferred revenue.

Consolidated Statement of Income (Loss)

	Fiscal Year Ended
	February 2, 2018			February 3, 2017
	As Reported	Revenue from Contracts with Customers	As Recast	As Reported	Revenue from Contracts with Customers	As Recast
	(in millions, except per share amounts)
Net revenue:
Products	$58,801	$2,450	$61,251	$48,706	$2,351	$51,057
Services	19,859	(2,070)	17,789	12,936	(1,829)	11,107
Total net revenue	78,660	380	79,040	61,642	522	62,164
Cost of net revenue:
Products	50,215	1,218	51,433	42,169	1,219	43,388
Services	8,391	(1,321)	7,070	6,514	(1,387)	5,127
Total cost of net revenue	58,606	(103)	58,503	48,683	(168)	48,515
Gross margin	20,054	483	20,537	12,959	690	13,649
Operating expenses:
Selling, general, and administrative	19,003	(434)	18,569	13,575	(172)	13,403
Research and development	4,384	—	4,384	2,636	—	2,636
Total operating expenses	23,387	(434)	22,953	16,211	(172)	16,039
Operating loss	(3,333)	917	(2,416)	(3,252)	862	(2,390)
Interest and other, net	(2,355)	2	(2,353)	(2,104)	—	(2,104)
Income (loss) before income taxes	(5,688)	919	(4,769)	(5,356)	862	(4,494)
Income tax provision (benefit)	(1,833)	(10)	(1,843)	(1,619)	199	(1,420)
Net income (loss) from continuing operations	(3,855)	929	(2,926)	(3,737)	663	(3,074)
Income (loss) from discontinued operations, net of income taxes	—	—	—	2,019	(103)	1,916
Net income (loss)	(3,855)	929	(2,926)	(1,718)	560	(1,158)
Less: Net income (loss) attributable to non-controlling interests	(127)	50	(77)	(46)	55	9
Net income (loss) attributable to Dell Technologies Inc.	$(3,728)	$879	$(2,849)	$(1,672)	$505	$(1,167)

Earnings (loss) per share attributable to Dell Technologies Inc. - basic:
Class V Common Stock - basic	$1.41	0.22	$1.63	$1.44	(0.08)	$1.36
DHI Group - basic	$(7.08)	1.47	$(5.61)	$(8.52)	1.33	$(7.19)
Discontinued operations - DHI Group - basic	$—	—	$—	4.30	(0.22)	$4.08

Earnings (loss) per share attributable to Dell Technologies Inc. - diluted:
Class V Common Stock - diluted	$1.39	0.22	$1.61	$1.43	(0.08)	$1.35
DHI Group - diluted	$(7.08)	1.46	$(5.62)	$(8.52)	1.33	$(7.19)
Discontinued operations - DHI Group - basic	$—	—	$—	$4.30	(0.22)	$4.08

The following is a summary of the impacts reflected in the table above:

Net revenue. The adoption of the new revenue standard resulted in increases to net revenue for the fiscal years ended February 2, 2018 and February 3, 2017 due to earlier revenue recognition than permitted under the previous standard.

Products revenue vs. services revenue. The adoption of the new revenue standard resulted in a change to the classification of products revenue vs. services revenue, due to the following factors:

•
Under the new revenue standard, amounts within a contract are now allocated to the product and services performance obligations based on their respective standalone selling prices, which generally increases product revenue and decreases services revenue relative to previously reported results.

•
Further, third-party software licenses were previously recognized in services revenue as the Company could not separate the value of the software license from the associated maintenance agreement. Under the new revenue standard, the license value requires separation and will be recognized in product revenue and the value of the software maintenance will continue to be recognized in services revenue.

Operating expenses. The adoption of the new revenue standard resulted in decreases to operating expenses for the fiscal years ended February 2, 2018 and February 3, 2017 due to the deferral of the incremental direct costs of obtaining a contract.

Selected Captions from the Consolidated Statement of Cash Flows

	Fiscal Year Ended February 2, 2018
	As Reported	Classification of Certain Cash Receipts and Cash Payments	Statement of Cash Flows, Restricted Cash	As Recast
	(in millions)
Change in cash from operating activities	$6,810	$48	$(15)	$6,843
Change in cash from investing activities	$(2,881)	$—	$6	$(2,875)
Change in cash from financing activities	$364	$(48)	$87	$403

Change in cash, cash equivalents, and restricted cash	$4,468	$—	$78	$4,546
Cash, cash equivalents, and restricted cash at beginning of the period	9,474	—	358	$9,832
Cash, cash equivalents, and restricted cash at end of the period	$13,942	$—	$436	$14,378

	Fiscal Year Ended February 3, 2017
	As Reported	Classification of Certain Cash Receipts and Cash Payments	Statement of Cash Flows, Restricted Cash	As Recast
	(in millions)
Change in cash from operating activities	$2,309	$39	$19	$2,367
Change in cash from investing activities	$(31,256)	$—	$20	$(31,236)
Change in cash from financing activities	$31,821	$(39)	$3	$31,785

Change in cash, cash equivalents, and restricted cash	$2,898	$—	$42	$2,940
Cash, cash equivalents, and restricted cash at beginning of the period	6,576	—	316	$6,892
Cash, cash equivalents, and restricted cash at end of the period	$9,474	$—	$358	$9,832